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                             UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                                FORM 8-K
                             CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report:  June 29, 1995


                          EMERGENT GROUP, INC.
         (Exact name of registrant as specified in its charter)




  South Carolina                     0-8909                 57-0513287
  (State of other juris-           (Commission            (IRS Employer
 diction of incorporation)         File Number)       Identification Number)


         Suite 750, 15 South Main Street, Greenville, South Carolina 29601
         (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:  (803) 235-8056

              The Exhibit Index appears on page 4 hereof.
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        Item 2.   Acquisition or Disposition of Assets

 On June 29, 1995, Emergent Business Capital, Inc. ("EBC"), a wholly-owned subsidiary of Emergent Group, Inc. (the "Company") entered into the Pooling and Servicing Agreement dated as of June 29, 1995 (the "Pooling Agreement") between EBC, as Seller and Master Servicer, and First Union National Bank of North Carolina, as Trustee (the "Trustee"), which Pooling Agreement established a trust (the "Trust").

 Pursuant to the Pooling Agreement and the Certificate Purchase Agreement entered into between EBC and Prudential Securities Incorporated, the Company (through the Trust) issued and sold to Prudential Securities Incorporated $15,357,000 aggregate principal amount of Emergent SBA Loan-Backed Adjustable Rate Certificates, Series 1995-1, Class A (the "Class A Certificates"). The Class A Certificates, together the Emergent SBA Loan-Backed Adjustable Rate Certificates, Series 1995-1, Class B (together, the "Certificates"), represent the entire undivided ownership interest in certain unguaranteed interests (the "Unguaranteed Interests") in a pool of loans (the "SBA Loans") partially guaranteed by the U.S. Small Business Administration (the "SBA").

 In connection with the transactions described above, EBC received proceeds, net of placement agency fees and expenses, of approximately $15,139,000. The Pooling and Servicing Agreement and the Supplement, attached hereto as exhibits, are incorporated herein by reference. The Company will provide to the Commission, upon request, any other documents entered into in connection with the above described transaction and referenced in the Pooling Agreement.


Item 7.          Financial Statements and Exhibits

     (a)  Financial Statements of the Businesses Acquired.  Not applicable.

     (b) Pro Forma Financial Information. It is impractical to provide the required pro forma information at this time. Such information will be filed via amendment within 60 days from the date hereof.

     (c)  Exhibits.

          28.1 The Pooling and Servicing Agreement dated as of June 29, 1995 between Emergent Business Capital, Inc., as Seller and Servicer, and First Union National Bank of North
             Carolina, as Trustee.

          28.2 Certificate Purchase Agreement between the Placement Agent, as initial purchaser, and the Company
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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                EMERGENT GROUP, INC.


July 12, 1995                                   By:  /s/Robert S. Davis
                                                Robert S. Davis
                                                Vice President and Chief
                                                     Financial Officer

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                       Exhibit Index

28.1 The Pooling and Servicing Agreement dated as of June 29, 1995 between Emergent Business Capital, Inc., as Seller and Servicer, and First Union National Bank of North Carolina, as Trustee.

28.2 Certificate Purchase Agreement between the Placement Agent, as initial purchaser, and the Company